UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

Schedule 14A Information

(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AESTHER HEALTHCARE ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note

This proxy statement amendment no. 1 (this “Amendment”) should be read together with the definitive proxy statement of Aesther Healthcare Acquisition Corp. (the “Company”), filed with the Securities and Exchange Commission on January 12, 2023 (the “Proxy Statement”) in connection with the Company’s Special Meeting of Shareholders (the “Special Meeting”) to be convened at 10:00 a.m., Eastern Standard Time, on February 3, 2023.

The purpose of this Amendment is to correct an error in the Proxy Card attached to the Proxy Statement. Specifically, (i) with respect to proposal 4, the Proxy Card did not provide shareholders with a box in which they could indicate whether they wanted to vote for, against or abstain from voting on such proposal and (ii) with respect to proposal 5, the Proxy Card provided shareholders with the option to vote for all, withhold all or abstain from voting on all proposals, but it did not provide them with the option to vote only on proposal 5. Those errors have been corrected in the Proxy Card attached to this Amendment.

Any completed Proxy Card submitted by shareholders before the date of this Amendment will be voted as instructed on that Proxy Card, unless a shareholder changes his or her vote by submitting a later dated Proxy Card. Shareholders should follow the instructions described in the Proxy Statement regarding how to submit Proxy Cards or otherwise vote at the Special Meeting.

Except as specifically amended or supplemented by the information contained herein, this Amendment does not change the proposals to be voted on at the Special Meeting or the recommendation of the Board with respect to any proposals and all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares. Capitalized but undefined terms used herein shall have the meaning given them in the Proxy Statement.

PROXY CARD

FOR THE

SPECIAL MEETING IN LIEU OF THE 2022 ANNUAL MEETING

OF STOCKHOLDERS

OF AESTHER HEALTHCARE ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Suren Ajjarapu and Howard Doss (the “Proxies”) as proxies and each of them with full power to act without the other, each with the power to appoint a substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all shares of common stock of Aesther Healthcare Acquisition Corp. (“AHAC”) held of record by the undersigned on January 11, 2023 at the Special Meeting in Lieu of the 2022 Annual Meeting of the Stockholders of AHAC (“Stockholders Meeting”) to be held on February 3, 2023, or any postponement or adjournment thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the Stockholders’ Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said Stockholders’ Meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

(Continued and to be marked, dated and signed on reverse side)

(1)	The Business Combination Proposal — To adopt the Agreement and Plan of Merger, as amended, (the “Business Combination Agreement”), by and among AHAC Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of AHAC (“Merger Sub”), Ocean Biomedical, Inc., a Delaware corporation (“Ocean Biomedical”), Aesther Healthcare Sponsor, LLC, (“Sponsor”) in its capacity as Purchaser Representative, and Dr. Chirinjeev Kathuria, in his capacity as Seller Representative, pursuant to which at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), Merger Sub will merge with and into Ocean Biomedical (the “Merger”), with Ocean Biomedical continuing as the surviving corporation and wholly-owned subsidiary of AHAC.

☐ FOR ☐ AGAINST ☐ ABSTAIN

(2)	The Nasdaq Proposal — To approve, for purposes of complying with Nasdaq Listing Rules 5635(a) and (b), the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the private placement to be completed in conjunction with the Business Combination.

☐ FOR ☐ AGAINST ☐ ABSTAIN

(3)	The Charter Proposal — To approve and adopt the Third Amended and Restated Certificate of Incorporation to address the needs of the post-combination company.

☐ FOR ☐ AGAINST ☐ ABSTAIN

(4)	The Incentive Plan Proposal — To approve the 2022 Equity Incentive Plan, including the authorization of the initial share reserve of shares of common stock under the 2022 Equity Incentive Plan.
☐ FOR ☐ AGAINST ☐ ABSTAIN
(5)	The Employee Stock Purchase Plan Proposal — To approve the 2022 Company Employee Stock Purchase Plan, including the authorization of the initial share reserve of shares of common stock under such plan.

☐ FOR ☐ AGAINST ☐ ABSTAIN

(6)	The Director Election Proposal — To elect the following ten directors to our board of directors to serve as our directors for staggered terms expiring at the annual meeting of stockholders to be held in 2023, 2024, and 2025 as indicated below or until each such director’s successor has been duly elected and qualified, or until each such director’s earlier death, resignation, retirement or removal.

Michelle Berrey	Class I
Jonathan Kurtis	Class I
William Owens	Class I
Jerome Ringo	Class I

Martin Angle	Class II
Jack Elias	Class II
Michael Peterson	Class II

Suren Ajjarapu	Class III
Chirinjeev Kathuria	Class III
Elizabeth Ng	Class III

☐ FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below:

(7)	The Stockholder Adjournment Proposal — To approve the adjournment of the Stockholders Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Proposal, the Charter Approval Proposal, the Governance Proposals, the Director Election Proposal, or the Incentive Plan Proposal.

☐ FOR ☐ AGAINST ☐ ABSTAIN

STOCKHOLDER CERTIFICATION:

I hereby certify that I am not acting in concert, or as a “group”(as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), with any other stockholder with respect to the shares of common stock of AHAC owned by me. I further certify that I am not exercising Redemption Rights with respect to 15% or more of the shares of common stock of AHAC owned by me.	☐

MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT.	☐

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY. ANY VOTES RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.

Signature _________________	Signature _________________	Date _________________

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in corporate name by an authorized officer, giving full title as such. If stockholder is a partnership, sign in partnership name by an authorized person, giving full title as such.